Exhibit 1.1

13,333,334 Shares

VIVEVE MEDICAL, INC.

Common Stock

UNDERWRITING AGREEMENT

December 6, 2018

Cowen and Company, LLC

As Representative of the several Underwriters

c/o Cowen and Company, LLC

599 Lexington Avenue

New York, New York 10022

Dear Sir or Madam:

1.       Introductory. Viveve Medical, Inc., a Delaware corporation (the “Company”) proposes to sell, pursuant to the terms of this Underwriting Agreement (this “Agreement”), to the several underwriters named in Schedule A hereto (the “Underwriters,” or, each, an “Underwriter”), an aggregate of 13,333,334 shares of Common Stock, $0.0001 par value (the “Common Stock”) of the Company.  The aggregate of 13,333,334 shares so proposed to be sold is hereinafter referred to as the “Firm Stock”.  The Company also proposes to sell to the Underwriters, upon the terms and conditions set forth in Section 3 hereof, up to an additional 1,999,999 shares of Common Stock (the “Optional Stock”).  The Firm Stock and the Optional Stock are hereinafter collectively referred to as the “Stock”.  Cowen and Company, LLC (“Cowen”) is acting as representative of the several Underwriters and in such capacity is hereinafter referred to as the “Representative.”   To the extent that only one Underwriter is listed on Schedule A hereto, all references herein to the Representative and the Underwriters shall refer just to you.

2.        Representations and Warranties of the Company

(i) Representations and Warranties of the Company. The Company represents and warrants to the several Underwriters  as of the date hereof and as of each Closing Date (as defined below), and agrees with the several Underwriters, that:

(a)     Registration Statement. Registration statements of the Company on Form S-3 (File Nos. 333-213682 and 333-221432) (including all pre-effective amendments thereto, and all post-effective amendments thereto filed before the execution of this Agreement, collectively, the “Initial Registration Statements”) in respect of the Stock have been filed with the Securities and Exchange Commission (the “Commission”). The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission thereunder (the “Rules and Regulations”). The Initial Registration Statements and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form and meet the requirements of the Securities Act and the Rules and Regulations. The proposed offering of the Stock may be made pursuant to General Instruction I.B.1. of Form S-3. Other than (i) the Initial Registration Statements, (ii) a registration statement, if any, increasing the size of the offering filed pursuant to Rule 462(b) under the Securities Act and the Rules and Regulations (a “Rule 462(b) Registration Statement”), (iii) any Preliminary Prospectus (as defined below), (iv) the Prospectus (as defined below) contemplated by this Agreement to be filed pursuant to Rule 424(b) of the Rules and Regulations in accordance with Section 4(i)(a) hereof and (v) any Issuer Free Writing Prospectus (as defined below), no other document with respect to the offer and sale of the Stock has heretofore been filed with the Commission. No stop order suspending the effectiveness of the Initial Registration Statements, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose or pursuant to Section 8A of the Securities Act has been initiated or, to the Company’s knowledge, threatened by the Commission (any preliminary prospectus included in the Initial Registration Statements or filed with the Commission pursuant to Rule 424 of the Rules and Regulations is hereinafter called a “Preliminary Prospectus”). The Initial Registration Statements and the Rule 462(b) Registration Statement, if any, in each case including all exhibits thereto and including the information contained in the Prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations and deemed by virtue of Rules 430A and 430B under the Securities Act to be part of the Initial Registration Statements at the time they became effective are hereinafter collectively called the “Registration Statements.” The base prospectuses included in the Initial Registration Statements at the time of effectiveness thereof, as supplemented by the final prospectus supplement relating to the offer and sale of the Stock, in the form filed pursuant to and within the time limits described in Rule 424(b) under the Rules and Regulations, is hereinafter called the “Prospectus.”

Any reference herein to the Registration Statements, Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein. Any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or the Prospectus under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be. Any reference to (i) the Registration Statements shall be deemed to refer to and include the annual report of the last completed fiscal year of the Company on Form 10-K filed under Section 13(a) or 15(d) of the Exchange Act prior to the date hereof (the “Form 10-K”) and (ii) the effective date of such Registration Statements shall be deemed to refer to and include the date such Registration Statement became effective and, if later, the date such Form 10-K was so filed. Any reference to any amendment to the Registration Statements shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the date of this Agreement that is incorporated by reference in the Registration Statements.

(b)     General Disclosure Package. As of the Applicable Time (as defined below) and as of the Closing Date or the Option Closing Date (as defined below), as the case may be, neither (i) the General Use Free Writing Prospectus (as defined below) issued at or prior to the Applicable Time, and the Pricing Prospectus (as defined below) and the information included on Schedule B hereto, all considered together (collectively, the “General Disclosure Package”), (ii) any individual Limited Use Free Writing Prospectus (as defined below), nor (iii) the bona fide electronic roadshow (as defined in Rule 433(h)(5) of the Rules and Regulations, when considered together with the General Disclosure Package, included or will include any untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the Pricing Prospectus or any Issuer Free Writing Prospectus (as defined below), in reliance upon, and in conformity with, written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information the parties hereto agree is limited to the Underwriter’s Information (as defined in Section 17). As used in this paragraph (b) and elsewhere in this Agreement:

“Applicable Time” means 8:00 P.M. New York time, on the date of this Agreement or such other time as agreed to by the Company and the Representative.

“Pricing Prospectus” means the Preliminary Prospectus relating to the Stock that is included in the Registration Statements immediately prior to the Applicable Time, including any document incorporated by reference therein.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the Rules and Regulations relating to the Stock in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) of the Rules and Regulations.

“General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is identified on Schedule C to this Agreement.

“Limited Use Free Writing Prospectuses” means any Issuer Free Writing Prospectus that is not a General Use Free Writing Prospectus.

(c)     No Stop Orders; No Material Misstatements. No order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus relating to the proposed offering of the Stock has been issued by the Commission, and no proceeding for that purpose or pursuant to Section 8A of the Securities Act has been instituted or, to the Company’s knowledge, threatened by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Securities Act and the Rules and Regulations, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from any Preliminary Prospectus, in reliance upon, and in conformity with, written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information the parties hereto agree is limited to the Underwriter’s Information.

(d)     Registration Statements and Prospectus Contents. At the respective times the Registration Statements and any amendments thereto became or become effective as to the Underwriters and at each Closing Date, the Registration Statements and any amendments thereto conformed and will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus and any amendments or supplements thereto, at the time the Prospectus or any amendment or supplement thereto was issued and at each Closing Date, conformed and will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing representations and warranties in this paragraph (d) shall not apply to information contained in or omitted from the Registration Statements or the Prospectus, or any amendment or supplement thereto, in reliance upon, and in conformity with, written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information the parties hereto agree is limited to the Underwriter’s Information.

(e)     Issuer Free Writing Prospectus. Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Stock or until any earlier date that the Company notified or notifies the Representative as described in Section 4(f), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statements, Pricing Prospectus or the Prospectus, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof that has not been superseded or modified, or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided, however, that the foregoing representations and warranties in this paragraph (e) shall not apply to information contained in or omitted from the Registration Statements or the Prospectus, or any amendment or supplement thereto, in reliance upon, and in conformity with, written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information the parties hereto agree is limited to the Underwriter’s Information.

(f)     Documents Incorporated by Reference. The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission , as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and none of such documents contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein, or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with Commission will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(g)     Distribution of Offering Materials. The Company has not, directly or indirectly, distributed and will not distribute any offering material in connection with the offering and sale of the Stock other than any Preliminary Prospectus, the Prospectus and other materials, if any, permitted under the Securities Act and consistent with Section 4(i)(b) below. The Company will file with the Commission all Issuer Free Writing Prospectuses (other than a “road show” as described in Rule 433(d)(8) of the Rules and Regulations) in the time and manner required under Rules 163(b)(2) and 433(d) of the Rules and Regulations.

(h)     Not an Ineligible Issuer. At the time of filing the Initial Registration Statements, any Rule 462(b) Registration Statement and any post-effective amendments thereto, and at the date hereof, the Company was not, and the Company currently is not, an “ineligible issuer,” as defined in Rule 405 of the Rules and Regulations. The Company agrees to notify Cowen promptly upon the Company becoming an "ineligible issuer.”

(i)     Organization and Good Standing. The Company and each of its subsidiaries (as defined in Section 15) have been duly organized and are validly existing as corporations or other legal entities in good standing (or the foreign equivalent thereof) under the laws of their respective jurisdictions of organization. The Company and each of its subsidiaries are duly qualified to do business and are in good standing as foreign corporations or other legal entities in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification and have all power and authority (corporate or other) necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to so qualify or have such power or authority would not (i) have, singularly or in the aggregate, a material adverse effect on the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries taken as a whole, or (ii) impair in any material respect the ability of the Company to perform its obligations under this Agreement or to consummate any transactions contemplated by this Agreement, the General Disclosure Package or the Prospectus (any such effect as described in clauses (i) or (ii), a “Material Adverse Effect”). The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21 to the Form 10-K.

(j)     Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(k)     The Stock. The Stock to be issued and sold by the Company to the Underwriters hereunder has been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable and will conform to the descriptions thereof in the Registration Statements, the General Disclosure Package and the Prospectus; and the issuance of the Stock is not subject to any preemptive or similar rights.

(l)     Capitalization. The Company has an authorized capitalization as set forth under the heading “Capitalization” in the Pricing Prospectus, and all of the issued shares of capital stock of the Company, have been duly and validly authorized and issued, are fully paid and non-assessable, have been issued in compliance with federal and state securities laws, and conform to the description thereof contained in the General Disclosure Package and the Prospectus under the heading “Description of Securities”. All of the Company’s options, warrants and other rights to purchase or exchange any securities for shares of the Company’s capital stock have been duly authorized and validly issued and were issued in compliance with federal and state securities laws other than those which have been waived or satisfied. None of the outstanding shares of Common Stock was issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. As of the date set forth in the General Disclosure Package, there were no authorized or outstanding shares of capital stock, options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than those described above or accurately described in the General Disclosure Package. Since such date, the Company has not issued any securities other than Common Stock issued pursuant to the exercise of warrants or upon the exercise of stock options or other awards outstanding under the Company’s stock option plans, options or other securities granted or issued pursuant to the Company’s existing equity compensation plans or other plans, and the issuance of Common Stock pursuant to employee stock purchase plans. The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, as described in the General Disclosure Package and the Prospectus, accurately and fairly present the information required to be shown with respect to such plans, arrangements, options and rights.

(m)     Capitalization of Subsidiaries. All the outstanding shares of capital stock (if any) of each subsidiary of the Company have been duly authorized and validly issued, are fully paid and nonassessable and, except to the extent set forth in the General Disclosure Package or the Prospectus, are owned by the Company directly or indirectly through one or more wholly-owned subsidiaries, free and clear of any claim, lien, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party.

(n)     No Conflicts. The execution, delivery and performance of this Agreement by the Company, the issue and sale of the Stock by the Company, and the consummation of the transactions contemplated hereby will not (with or without notice or lapse of time or both) (i) conflict with or result in a breach or violation of any of the terms or provisions of, constitute a default or a Debt Repayment Triggering Event (as defined below) under, or result in the creation or imposition of any lien, encumbrance, security interest, claim or charge upon any property or assets of the Company or any subsidiary pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws (or analogous governing instruments, as applicable) of the Company or any of its subsidiaries or (iii) result in the violation of any law, statute, rule, regulation, judgment, order or decree of any court or governmental or regulatory agency or body, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation or default that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. A “Debt Repayment Triggering Event” means any event or condition that gives, or with the giving of notice or lapse of time would give the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company of any of its subsidiaries.

(o)     No Consents Required. Except for the registration of the Stock under the Securities Act and applicable state securities laws, and such consents, approvals, authorizations, orders and registrations or qualifications as may be required by the Financial Industry Regulatory Authority (“FINRA”) and the Nasdaq Capital Market in connection with the purchase and distribution of the Stock by the Underwriters and the listing of the Stock on the Nasdaq Capital Market, no consent, approval, authorization or order of, or filing, qualification or registration (each an “Authorization”) with, any court, governmental or regulatory agency or body, foreign or domestic, which has not been made, obtained or taken and is not in full force and effect, is required for the execution, delivery and performance of this Agreement by the Company, the issuance and sale of the Stock or the consummation of the transactions contemplated hereby; and no event has occurred that allows or results in, or after notice or lapse of time or both would allow or result in, revocation, suspension, termination or invalidation of any such Authorization or any other impairment of the rights of the holder or maker of any such Authorization.

(p)     Independent Auditors. BPM LLP, who have certified certain financial statements and related schedules of the Company and its subsidiaries included or incorporated by reference in the Registration Statements, the General Disclosure Package and the Prospectus, and have audited the Company’s internal control over financial reporting and management’s assessment thereof, is an independent registered public accounting firm with respect to the Company and its subsidiaries within the meaning of Article 2-01 of Regulation S-X and the Public Company Accounting Oversight Board (United States) (the “PCAOB”).

(q)     Financial Statements. The financial statements, together with the related notes and schedules, included or incorporated by reference in the General Disclosure Package, the Prospectus and in the Registration Statements fairly, in all material respects, present the financial position and the results of operations and changes in financial position of the Company and its consolidated subsidiaries at the respective dates or for the respective periods therein specified. Such statements and related notes and schedules have been prepared in accordance with the generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis throughout the periods involved except as may be set forth in the related notes included or incorporated by reference in the General Disclosure Package. The financial statements, together with the related notes and schedules, included or incorporated by reference in the General Disclosure Package and the Prospectus comply in all material respects with Regulation S-X. No other financial statements or supporting schedules or exhibits are required by Regulation S-X to be described, included or incorporated by reference in the Registration Statements, the General Disclosure Package or the Prospectus. The pro forma and pro forma as adjusted financial information and the related notes included or incorporated by reference in the Registration Statements, the General Disclosure Package and the Prospectus have been properly compiled and prepared in accordance with the applicable requirements of Rule 11-02 of Regulation S-X and present fairly, in all material respects, the information shown therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. The summary and selected financial data included or incorporated by reference in the General Disclosure Package, the Prospectus and the Registration Statements fairly present, in all material respects, the information shown therein as at the respective dates and for the respective periods specified and are derived from the consolidated financial statements set forth or incorporated by reference in the Registration Statements, the Pricing Prospectus and the Prospectus and other financial information. All information contained in the Registration Statements, the General Disclosure Package and the Prospectus regarding “non-GAAP financial measures” (as defined in Regulation G) complies with Regulation G and Item 10 of Regulation S-K, to the extent applicable.

(r)     eXtensible Business Reporting Language. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statements fairly presents the interactive data in eXtensible Business Reporting Language required in all material respects, in the Registration Statements and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(s)     No Material Adverse Change. Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included or incorporated by reference in the General Disclosure Package, (i) any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or action, order or decree of any court or governmental or regulatory authority, otherwise than as set forth or contemplated in the General Disclosure Package; (ii) any change in the capital stock (other than the issuance of shares of Common Stock upon exercise of stock options and warrants described as outstanding in, and the grant of options and awards under existing equity incentive plans described in, the Registration Statements, the General Disclosure Package and the Prospectus) or long-term debt of the Company or any of its subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, or any material adverse changes, or any development involving a prospective material adverse change, in or affecting the business, properties, assets, general affairs, management, financial position, prospects, stockholders’ equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the General Disclosure Package.

(t)     Legal Proceedings. Except as set forth in the General Disclosure Package, there is no legal or governmental proceeding to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject, including any proceeding before the United States Food and Drug Administration of the U.S. Department of Health and Human Services (“FDA”) or comparable federal, state, local or foreign governmental bodies (it being understood that the interaction between the Company and the FDA and such comparable governmental bodies relating to the clinical development and product approval process shall not be deemed proceedings for purposes of this representation), which is required to be described in the Registration Statements, the General Disclosure Package or the Prospectus or a document incorporated by reference therein and is not described therein, or which, singularly or in the aggregate, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to have a Material Adverse Effect; and to the Company’s knowledge after reasonable investigation and due diligence inquiry of the employees of the Company responsible for such matter (“Knowledge”), no such proceedings are threatened or contemplated by governmental or regulatory authorities or threatened by others. The Company is in compliance with all applicable federal, state, local and foreign laws, regulations, orders and decrees governing its business as prescribed by the FDA, or any other federal, state or foreign agencies or bodies engaged in the regulation of medical devices, except where noncompliance would not, singly or in the aggregate, have a Material Adverse Effect. All preclinical studies and clinical trials conducted by or on behalf of the Company to support approval for commercialization of the Company’s products have been conducted by the Company, or to the Company’s Knowledge by third parties, in compliance with all applicable federal, state or foreign laws, rules, orders and regulations, except for such failure or failures to be in compliance which would not reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect.

(u)     No Violation or Default. Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws (or analogous governing instrument, as applicable), (ii) in default in any respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) in violation in any respect of any law, ordinance, governmental rule, regulation or court order, decree or judgment to which it or its property or assets may be subject (including, without limitation, those administered by the FDA or by any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA) except, in the case of clauses (ii) and (iii) above, for any such violation or default that would not, singularly or in the aggregate, have a Material Adverse Effect.

(v)     Licenses or Permits. The Company and each of its subsidiaries possesses all required licenses, certificates, authorizations and permits and has registered as a medical device establishment with the U.S. Food and Drug Administration (“FDA”) and other governmental or regulatory authorities performing functions similar to those performed by the FDA and have made all declarations and filings with the appropriate local, state, federal or foreign governmental or regulatory agencies or bodies (including, without limitation, those administered by the FDA or by any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA) that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the General Disclosure Package and the Prospectus (collectively, the “Governmental Permits”) except where any failures to possess or make the same would not, singularly or in the aggregate, have a Material Adverse Effect. The Company and its subsidiaries are in compliance with all such Governmental Permits, including with all conditions and limitations on the commercial rights granted by such Governmental Permits; all such Governmental Permits are valid and in full force and effect, except where the invalidity or failure to be in full force and effect would not, singularly or in the aggregate, have a Material Adverse Effect. Neither the Company nor any subsidiary has received notification of any revocation, modification, suspension, termination or invalidation (or proceedings related thereto) of any such Governmental Permit and the Company has no reason to believe that any such Governmental Permit will not be renewed.

(w)     Regulatory Matters. The nonclinical studies and clinical trials conducted by or on behalf of the Company and its subsidiaries that are described in the General Disclosure Package and the Prospectus (the “Company Studies and Trials”) were and, if still pending, are being, conducted in all material respects in accordance with experimental protocols, procedures and controls (it being understood that minor protocol deviations that were immediately addressed via corrective action and that do not impact study integrity shall not be deemed material for purposes of this section) pursuant to, where applicable, accepted professional scientific standards; the descriptions of the results of the Company Studies and Trials contained in the General Disclosure Package and Prospectus are accurate in all material respects; the Company has no Knowledge of any other studies or clinical trials not described in the General Disclosure Package and the Prospectus, the results of which are inconsistent with or call in question the results described or referred to in the General Disclosure Package and the Prospectus; and the Company has not received any notices, communications or correspondence from the FDA or any foreign, state or local governmental body exercising comparable authority requiring the termination, suspension or material modification of any Company Studies or Trials that termination, suspension or material modification would reasonably be expected to have a Material Adverse Effect and, to the Company’s Knowledge, there are no reasonable grounds for the same.  The Company has obtained (or caused to be obtained) informed consent by or on behalf of each human subject who participated in the Company Studies and Trials and all such clinical trials have been performed in compliance with generally accepted good clinical practices. To the Company’s Knowledge, the Company and each of its subsidiaries, and each of their respective directors, officers, employees and agents, is and has been in material compliance with applicable health care laws, including, to the extent applicable, without limitation, the Federal Food, Drug and Cosmetic Act (21 U.S.C. § 301 et seq.), the federal Anti-kickback Statute (42 U.S.C. § 1320a-7b(b)), the civil False Claims Act (31 U.S.C. § 3729 et seq.), the criminal False Claims Law (42 U.S.C. § 1320a-7b(a)), the Civil Monetary Penalties Law (42 U.S.C. § 1320a-7a), the Health Insurance Portability and Accountability Act of 1996 (42 U.S.C. § 1320d et seq.), as amended by the Health Information Technology for Economic and Clinical Health Act of 2009 (42 U.S.C. § 17921 et seq.), the exclusion laws (42 U.S.C. § 1320a-7), Medicare (Title XVIII of the Social Security Act), Medicaid (Title XIX of the Social Security Act), and the Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Affordability Reconciliation Act of 2010, including without limitation the Physician Payments Sunshine Act (42 U.S.C. § 1320a-7h), and the regulations promulgated pursuant to such laws, comparable state laws, and comparable foreign laws and regulations in all foreign jurisdictions in which the Company does business (collectively, “Health Care Laws”).  Neither the Company nor any of its subsidiaries has received notice of any ongoing claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from the FDA or any foreign, state or local governmental body exercising comparable authority alleging that any product operation or activity is in material violation of any Health Care Laws.  The Company and each of its subsidiaries has filed, obtained, maintained or submitted all reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments thereto as required by any Health Care Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete, correct and not misleading on the date filed (or were corrected or supplemented by a subsequent submission).  To the Company’s Knowledge, none of the Company Studies and Trials involved any investigator who has been disqualified as a clinical investigator or has been found to have engaged in scientific misconduct. To the Company’s Knowledge, no employee, consultant or agent is engaged in practices that are prohibited by the Foreign Corrupt Practices Act or similar foreign laws such as the U.K. Bribery Act, nor has any employee, consultant or agent violated such prohibitions in the past five (5) years.  To the Company’s Knowledge, the manufacturing facilities and operations of its suppliers are in compliance in all material respects with all applicable statutes, rules, and regulations of the FDA and comparable regulatory agencies outside of the United States to which the Company or its contractors and supplies are subject. To the Company’s Knowledge, neither the Company nor any subsidiary is distributing or promoting any product in a way that would violate the advertising and promotional requirements of the FDA or any other federal, state or foreign regulatory authority, including the FDA’s current regulations and policies related to “off-label” marketing and promotion of medical devices to health care practitioners, meaning promotion of the device for uses that are not consistent with the current scope of its marketing authorization and product labeling.

(x)      Investment Company Act. Neither the Company nor any of its subsidiaries is or, after giving effect to the offering of the Stock and the application of the proceeds thereof as described in the General Disclosure Package and the Prospectus, will be required to register as an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

(y)      No Stabilization. Neither the Company nor, to the Company’s Knowledge, any of its officers, directors or affiliates has taken or will take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or which has caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company.

(z)     Intellectual Property. The Company and its subsidiaries own or possess the right to (i) valid and enforceable patents, patent applications, trademarks, trademark registrations, service marks, service mark registrations, Internet domain name registrations, copyrights, copyright registrations, licenses, trade secret rights (“Intellectual Property Rights”) and (ii) inventions, software, works of authorships, service marks, trade names, databases, formulae, know how, Internet domain names and other intellectual property (including trade secrets and other unpatented and/or unpatentable proprietary confidential information, systems, or procedures) (collectively, "Intellectual Property Assets") necessary to conduct their respective businesses as currently conducted, and as proposed to be conducted to the extent described in the General Disclosure Package and the Prospectus. Except as alleged in the following proceedings, which were dismissed pursuant to confidential settlement in June 2018, (i) ThermiGen, LLC et al. v. Viveve, Inc., No. IPR2018-00088 (October 20, 2017), (ii) ThermiGen, LLC et al. v. Viveve, Inc., No. IPR2018-00089 (October 20, 2017) and (iii) Viveve, Inc. v. ThermiGen, LLC et al., No. 2:16-cv-1189-JRG (October 16, 2016), the Company and its subsidiaries have not received written advice from their legal counsel concluding that any activities necessary to conduct their respective businesses as currently conducted infringe, misappropriate, or otherwise violate, valid and enforceable Intellectual Property Rights of any other person, and have not received written notice of any challenge, which is to their Knowledge still pending, by any other person to the rights of the Company and its subsidiaries with respect to any Intellectual Property Rights or Intellectual Property Assets owned or used by the Company or its subsidiaries. To the Company’s Knowledge, the Company and its subsidiaries’ respective businesses as now conducted do not give rise to any infringement of, any misappropriation of, or other violation of, any valid and enforceable Intellectual Property Rights of any other person. To the Company’s Knowledge, all licenses for the use of the Intellectual Property Rights material to its business as currently conducted described in the General Disclosure Package and the Prospectus are valid, binding upon, and enforceable by or against the parties thereto in accordance with its terms. The Company has complied in all material respects with, and has not received a written claim of breach of any Intellectual Property license, and the Company has no knowledge of any breach or anticipated breach by any other person to any Intellectual Property license. Except as described in the General Disclosure Package and the Prospectus, no written claim has been made against the Company alleging the infringement by the Company of any patent, trademark, service mark, trade name, copyright, or trade secret of any person. The Company has taken all reasonable steps to protect and maintain its Intellectual Property Rights. The consummation of the transactions contemplated by this Agreement will not result in the loss or impairment of or payment of any additional amounts with respect to, nor require the consent of any other person under any written agreement in respect of, the Company's right to own, use, or hold for use any of the Intellectual Property Rights as owned, used or held for use in the conduct of the business as currently conducted. With respect to the use of the software in the Company's business as it is currently conducted, the Company has not experienced any material defects in such software including any material error or omission in the processing of any transactions other than defects which have been corrected, and to the Company’s Knowledge, no such software contains any device or feature designed to disrupt, disable, or otherwise impair the functioning of any software or is subject to the terms of any “open source” or other similar license that provides for the source code of the software to be publicly distributed or dedicated to the public. To the Company’s Knowledge, the Company has at all times complied with all applicable laws relating to privacy, data protection, and the collection and use of personal information collected, used, or held for use by the Company in the conduct of the Company's business. No written claims have been asserted against the Company alleging a violation of any person's privacy or personal information or data rights and the consummation of the transactions contemplated hereby will not breach or otherwise cause any violation of any law related to privacy, data protection, or the collection and use of personal information collected, used, or held for use by the Company in the conduct of the Company's business. The Company takes reasonable measures to ensure that such information is protected against unauthorized access, use, or modification. The Company has taken reasonable actions to seek confirmation of ownership of all works of authorship and inventions made by its employees and consultants which relate to the Company’s business. All founders and key employees have signed confidentiality and invention assignment agreements with the Company.

(aa)      Title to Real and Personal Property. The Company and each of its subsidiaries have good and marketable title in and (in the case of real property) to, or have valid and marketable rights to lease or otherwise use, all items of real or personal property which are material to the business of the Company and its subsidiaries taken as a whole, in each case free and clear of all liens, encumbrances, security interests, claims and defects that (i) do not, singularly or in the aggregate, materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries or (ii) could not reasonably be expected, singularly or in the aggregate, to have a Material Adverse Effect.

(bb)      No Labor Dispute. There is (A) no significant unfair labor practice complaint pending against the Company, or any of its subsidiaries, nor to the Company’s Knowledge, threatened against it or any of its subsidiaries, before the National Labor Relations Board, any state or local labor relations board or any foreign labor relations board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company or any of its subsidiaries, or, to the Company’s Knowledge, threatened against it and (B) no labor disturbance by or dispute with, employees of the Company or any of its subsidiaries exists or, to the Company’s Knowledge, is contemplated or threatened, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiaries’ principal suppliers, manufacturers, customers or contractors, that could reasonably be expected, singularly or in the aggregate, to have a Material Adverse Effect. The Company is not aware that any key employee or significant group of employees of the Company or any subsidiary plans to terminate employment with the Company or any such subsidiary.

(cc)      Compliance with ERISA. No “prohibited transaction” (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”)) or “accumulated funding deficiency” (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the thirty (30)-day notice requirement under Section 4043 of ERISA has been waived) has occurred or could reasonably be expected to occur with respect to any employee benefit plan of the Company or any of its subsidiaries which could, singularly or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each employee benefit plan of the Company or any of its subsidiaries is in compliance in all material respects with applicable law, including ERISA and the Code. The Company and its subsidiaries have not incurred and could not reasonably be expected to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any pension plan (as defined in ERISA). Each pension plan for which the Company or any of its subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified, and nothing has occurred, whether by action or by failure to act, which could, singularly or in the aggregate, reasonably be expected to cause the loss of such qualification.

(dd)     Environmental Laws and Hazardous Materials. The Company and its subsidiaries are in compliance with all foreign, federal, state and local rules, laws and regulations relating to the use, treatment, storage and disposal of hazardous or toxic substances or waste and protection of health and safety or the environment which are applicable to their businesses (“Environmental Laws”). There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission, or other release of any kind of toxic or other wastes or other hazardous substances by, due to, or caused by the Company or any of its subsidiaries (or, to the Company’s Knowledge, any other entity for whose acts or omissions the Company or any of its subsidiaries is or may otherwise be liable) upon any of the property now or previously owned or leased by the Company or any of its subsidiaries, or upon any other property, in violation of any law, statute, ordinance, rule, regulation, order, judgment, decree or permit or which would, under any law, statute, ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability; and there has been no disposal, discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which the Company or any of its subsidiaries has knowledge.

(ee)     Taxes. The Company and its subsidiaries each (i) have timely filed all necessary federal, state, local and foreign tax returns, and all such returns were true, complete and correct, (ii) have paid all federal, state, local and foreign taxes, for which it is liable, including, without limitation, all sales and use taxes and all taxes which the Company or any of its subsidiaries is obligated to withhold from amounts owing to employees, creditors and third parties, and (iii) do not have any tax deficiency or claims outstanding or assessed or, to its Knowledge, proposed against any of them, except those, in each of the cases described in clauses (i), (ii) and (iii) above, that would not, singularly or in the aggregate, have a Material Adverse Effect.

(ff)      Insurance. The Company and each of its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties. Neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received written notice from any insurer, agent of such insurer or the broker of the Company or any of its subsidiaries that any material capital improvements or any other material expenditures (other than premium payments) are required or necessary to be made in order to continue such insurance.

(gg)     Accounting Controls. The Company and each of its subsidiaries maintains a system of “internal control over financial reporting” (as such term is defined in Rule 13a-15(f) of the General Rules and Regulations under the Exchange Act (the “Exchange Act Rules”)) that complies with the requirements of the Exchange Act and has been designed by their respective principal executive and principal financial officers, or under their supervision, to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (v) interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statements fairly presents the Commission’s rules and guidelines applicable thereto. The Company’s internal control over financial reporting is effective. Except as described in the General Disclosure Package, since the end of the Company’s most recent audited fiscal year, there has been (A) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (B) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(hh)     Disclosure Controls. The Company and its subsidiaries maintain disclosure controls and procedures (as such term is defined in Rule 13a-15(e) of the Exchange Act Rules) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that information required to be disclosed by the Company and its subsidiaries in reports that they file or submit under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management to allow timely decisions regarding disclosures. The Company and its subsidiaries have conducted evaluations of the effectiveness of their disclosure controls as required by Rule 13a-15 of the Exchange Act Rules.

(ii)      Minute Books. The minute books of the Company and each of its subsidiaries have been made available to counsel for the Underwriters, and such books (i) contain a complete summary of all meetings and written actions of the board of directors of the Company (the “Board”) (including each Board committee) and stockholders of the Company (or analogous governing bodies and interest holders, as applicable), and each of its subsidiaries since the time of its respective incorporation or organization through the date of the latest meeting and action, and (ii) accurately reflect all transactions referred to in such minutes or written consents in all material respects.

(jj)     No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries on the one hand, and the directors, officers, stockholders (or analogous interest holders), customers or suppliers of the Company or any of its affiliates on the other hand, which is required to be described in the General Disclosure Package and the Prospectus or a document incorporated by reference therein and which is not so described.

(kk)     No Registration Rights. No person or entity has the right to require registration of shares of Common Stock or other securities of the Company or any of its subsidiaries because of the filing or effectiveness of the Registration Statements or otherwise, except for persons and entities who have expressly waived such right in writing or who have been given timely and proper written notice and have failed to exercise such right within the time or times required under the terms and conditions of such right. Except as described in the General Disclosure Package, there are no persons with registration rights or similar rights to have any securities registered by the Company or any of its subsidiaries under the Securities Act.

(ll)      Margin Rules. The application of the proceeds received by the Company from the issuance, sale and delivery of the Stock as described in the General Disclosure Package and the Prospectus will not violate Regulation T, U or X of the Board of Governors of the Federal Reserve system or any other regulation of such Board of Governors.

(mm)      No Broker’s Fees. Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or any of its subsidiaries or the Underwriters for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Stock or any transaction contemplated by this Agreement, the Registration Statements, the General Disclosure Package or the Prospectus.

(nn)      No Restrictions on Subsidiaries. Except as described in the General Disclosure Package and the Prospectus, no subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company.

(oo)      PFIC. The Company is not a Passive Foreign Investment Company (“PFIC”) within the meaning of Section 1296 of the United States Internal Revenue Code of 1966, and the Company is not likely to become a PFIC.

(pp)      Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in either the General Disclosure Package or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(qq)      Listing. The Company is subject to and in compliance in all material respects with the reporting requirements of Section 13 or Section 15(d) of the Exchange Act. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act and is listed on the Nasdaq Capital Market (the “Exchange”), and the Company has taken no action designed to, or reasonably likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Exchange, nor has the Company received any notification that the Commission or the Financial Industry Regulatory Authority (“FINRA”) is contemplating terminating such registration or listing.

(rr)     Sarbanes-Oxley Act. There is and has been no failure on the part of the company or, to the Company’s Knowledge, any of the Company’s officers or directors, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

(ss)      No Unlawful Payments. Neither the Company nor any of its subsidiaries nor, to the Company’s Knowledge, any employee or agent of the Company or any subsidiary, has (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds, (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended or (iv) made any other unlawful payment.

(tt)      Statistical and Market Data. The statistical and market related data included in the Registration Statements, the General Disclosure Package and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, and such data agree with the sources from which they are derived.

(uu)     Compliance with Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), and the applicable anti-money laundering statutes of jurisdictions where the Company and its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the Company’s knowledge, threatened.

(vv)      Compliance with OFAC.

(A)	Neither the Company nor any of its subsidiaries, nor, to the Company’s Knowledge, any director, officer, agent, employee or affiliate or representative of the Company or any of its subsidiaries, is an individual or entity (“Person”) that is, or is owned or controlled by a Person that is: (i) the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”), the United Nations Security Council (“UNSC”), the European Union (“EU”), Her Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions”), nor (ii) located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Cuba, Iran, North Korea, Sudan and Syria).

(B)

The Company will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person: (i) to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).

(C)

For the past five (5) years, the Company and its subsidiaries have not knowingly engaged in, are not now knowingly engaged in, and will not engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

(ww)     No Associated Persons; FINRA Matters. Neither the Company nor, to the Company’s knowledge, any of its affiliates (within the meaning of FINRA Rule 5121(f)(1)) directly or indirectly controls, is controlled by, or is under common control with, or is an associated person (within the meaning of Article I, Section 1(ee) of the By-laws of FINRA) of, any member firm of FINRA.

(xx)       Brokers. Except for Cowen, there is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder’s fee or other fee or commission as a result of any transactions contemplated by this Agreement.

(yy)      No Reliance. The Company has not relied upon the Underwriters or legal counsel for the Underwriters for any legal, tax or accounting advice in connection with the offering and sale of the Stock.

(zz)     Cybersecurity and Data Privacy. The Company and its subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and its subsidiaries as currently conducted, and to the knowledge of the Company are free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corrupting agents. The Company and its subsidiaries have implemented and maintained commercially reasonable controls, policies, procedures, and safeguards designed to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data (including all personal, personally identifiable, sensitive, confidential or regulated data (“Personal Data”)) used in connection with their businesses, and, to the knowledge of the Company, there have been no material breaches, violations, outages or unauthorized uses of or accesses to the same, except for those that have been remedied without material cost or liability or the duty to notify any other person, nor any material incidents under internal review or investigations relating to the same. The Company and its subsidiaries are presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification. The Company and its subsidiaries is in the process of taking all necessary actions to comply with the European Union General Data Protection Regulation and all other applicable laws and regulations with respect to Personal Data that have been announced as of the date hereof as becoming effective within 12 months after the date hereof, and for which any non-compliance with the same would be reasonably likely to create a material liability.

Any certificate signed by or on behalf of the Company and delivered to the Representative or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

3.           Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Company the respective number of shares of Firm Stock set forth opposite the names of the Underwriters in Schedule A hereto.

The purchase price per share to be paid by the Underwriters to the Company for the Stock will be $1.41 per share (the “Purchase Price”).

The Company will deliver the Firm Stock to the Representative for the respective accounts of the several Underwriters, through the facilities of The Depository Trust Company, in each such case, issued in such names and in such denominations as the Representative may direct by notice in writing to the Company given at or prior to 12:00 Noon, New York time, on the second (2nd) full business day preceding the Closing Date against payment of the aggregate Purchase Price therefor by wire transfer in federal (same day) funds to an account at a bank specified by the Company payable to the order of the Company for the Firm Stock sold by them all at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts 02111. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligations of each Underwriter hereunder. The time and date of the delivery and closing shall be at 10:00 A.M., New York time, on December 11, 2018, in accordance with Rule 15c6-1 of the Exchange Act. The time and date of such payment and delivery are herein referred to as the “Closing Date”. The Closing Date and the location of delivery of, and the form of payment for, the Firm Stock may be varied by agreement between the Company and the Representative.

In connection with the distribution and sale of the Firm Stock as contemplated by the Prospectus, the Underwriters may purchase all or less than all of the Optional Stock. The price per share to be paid for the Optional Stock shall be the Purchase Price. The Company agrees to sell to the Underwriters the number of shares of Optional Stock specified in the written notice delivered by the Representative to the Company described below and the Underwriters agree, severally and not jointly, to purchase such shares of Optional Stock. The option granted hereby may be exercised as to all or any part of the Optional Stock at any time, and from time to time, provided however, that notice of such exercise must be delivered not more than thirty (30) days subsequent to the date of this Agreement. No Optional Stock shall be sold and delivered unless the Firm Stock previously has been, or simultaneously is, sold and delivered. The right to purchase the Optional Stock or any portion thereof may be surrendered and terminated at any time upon notice by the Representative to the Company.

The option granted hereby shall be exercised by written notice being given to the Company by the Representative setting forth the number of shares of the Optional Stock to be purchased by the Underwriters and the date and time for delivery of and payment for the Optional Stock. Each date and time for delivery of and payment for the Optional Stock (which may be the Closing Date, but not earlier) is herein called the “Option Closing Date” and shall in no event be earlier than two (2) business days nor later than five (5) business days after written notice is given. The Option Closing Date and the Closing Date are herein called the “Closing Dates.”

The Company will deliver the Optional Stock to the Representative for the respective accounts of the several Underwriters through the facilities of The Depository Trust Company, issued in such names and in such denominations as the Representative may direct by notice in writing to the Company given at or prior to 12:00 Noon, New York time, on the second (2nd) full business day preceding the Option Closing Date against payment of the aggregate Purchase Price therefor by wire transfer in federal (same day) funds to an account at a bank acceptable to the Representative payable to the order of the Company for the Optional Stock sold by it, all at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Masachusetts 02111. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligations of each Underwriter hereunder. The Option Closing Date and the location of delivery of, and the form of payment for, the Optional Stock may be varied by agreement between the Company and the Representative.

The several Underwriters propose to offer the Stock for sale upon the terms and conditions set forth in the Prospectus.

4.     Further Agreements Of The Company

(i)     Further Agreements Of The Company. The Company agrees with the several Underwriters:

(a)     Required Filings; Amendments or Supplements; Notice to the Representative. To prepare the Rule 462(b) Registration Statement, if necessary, in a form approved by the Representative and file such Rule 462(b) Registration Statement with the Commission by 10:00 P.M., New York time, on the date hereof, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Rules and Regulations; to prepare the Prospectus in a form approved by the Representative containing information previously omitted at the time of effectiveness of the Registration Statements in reliance on Rules 430A, 430B or 430C of the Rules and Regulations and to file such Prospectus pursuant to Rule 424(b) of the Rules and Regulations not later than the second (2nd) business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by the Securities Act; to notify the Representative immediately of the Company’s intention to file or prepare any supplement or amendment to the Registration Statements or to the Prospectus and to make no amendment or supplement to the Registration Statements, the General Disclosure Package or to the Prospectus to which the Representative shall reasonably object by notice to the Company after a reasonable period to review; to advise the Representative, promptly after it receives notice thereof, of the time when any amendment to the Registration Statements has been filed or becomes effective or any supplement to the General Disclosure Package or the Prospectus or any amended Prospectus or any Issuer Free Writing Prospectus has been filed and to furnish the Underwriters with copies thereof; to file promptly all material required to be filed by the Company with the Commission pursuant to Rules 433(d) or 163(b)(2) of the Rules and Regulations, as the case may be; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) of the Rules and Regulations) is required in connection with the offering or sale of the Stock; to advise the Representative, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus, or the Prospectus, of the suspension of the qualification of the Stock for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statements, the General Disclosure Package or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus or suspending any such qualification, and promptly to use its best efforts to obtain the withdrawal of such order.

(b)     Reserved.

(c)     Permitted Free Writing Prospectus. The Company represents and agrees that, unless it obtains the prior consent of the Representative, and each Underwriter represents and agrees that, unless it obtains the prior consent of the Company and the Representative, it has not made and will not, make any offer relating to the Stock that would constitute a “free writing prospectus” as defined in Rule 405 of the Rules and Regulations (each, a “Permitted Free Writing Prospectus”); provided that the prior written consent of the Representative hereto shall be deemed to have been given in respect of the Issuer Free Writing Prospectuses included in Schedule C hereto. The Company represents that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, comply with the requirements of Rules 164 and 433 of the Rules and Regulations applicable to any Issuer Free Writing Prospectus, including the requirements relating to timely filing with the Commission, legending and record keeping and will not take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) of the Rules and Regulations a free writing prospectus prepared by or on behalf of such Underwriter that such Underwriter otherwise would not have been required to file thereunder.

(d)     Ongoing Compliance. If at any time prior to the date when a prospectus relating to the Stock is required to be delivered (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) any event occurs or condition exists as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made when the Prospectus is delivered (or in lieu thereof, the notice referred to in Rule 173(a) of the Rules and Regulations), not misleading, or if it is necessary at any time to amend or supplement the Registration Statements or the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus to comply with the Securities Act or the Exchange Act, that the Company will promptly notify the Representative thereof and upon their request will prepare an appropriate amendment or supplement or upon their request make an appropriate filing pursuant to Section 13 or 14 of the Exchange Act in form and substance satisfactory to the Representative which will correct such statement or omission or effect such compliance and will use its reasonable best efforts to have any amendment to the Registration Statements declared effective as soon as possible. The Company will furnish without charge to each Underwriter and to any dealer in securities electronic copies of such amendment or supplement. In case any Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) of the Rules and Regulations) relating to the Stock, the Company upon the request of the Representative will prepare promptly an amended or supplemented Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Securities Act and deliver to such Underwriter as many copies as such Underwriter may request of such amended or supplemented Prospectus complying with Section 10(a)(3) of the Securities Act.

(e)     Amendment to General Disclosure Package. If the General Disclosure Package is being used to solicit offers to buy the Stock at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the General Disclosure Package in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, or to make the statements therein not conflict with the information contained or incorporated by reference in the Registration Statements then on file and not superseded or modified, or if it is necessary at any time to amend or supplement the General Disclosure Package to comply with any law, the Company promptly will either (i) prepare, file with the Commission (if required) and furnish to the Underwriters and any dealers an appropriate amendment or supplement to the General Disclosure Package or (ii) prepare and file with the Commission an appropriate filing under the Exchange Act which shall be incorporated by reference in the General Disclosure Package so that the General Disclosure Package as so amended or supplemented will not, in the light of the circumstances then prevailing, be misleading or conflict with the Registration Statements then on file, or so that the General Disclosure Package will comply with law.

(f)     Amendment to Issuer Free Writing Prospectus. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or will conflict with the information contained in the Registration Statements, Pricing Prospectus or Prospectus, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof, and not superseded or modified or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances prevailing at the subsequent time, not misleading, the Company has promptly notified or will promptly notify the Representative so that any use of the Issuer Free Writing Prospectus may cease until it is amended or supplemented and has promptly amended or will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus in reliance upon, and in conformity with, written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information the parties hereto agree is limited to the Underwriter’s Information.

(g)     Delivery of Registration Statements. To the extent not available on the Commission’s Electronic Data Gathering, Analysis and Retrieval system or any successor system (“EDGAR”), upon the request of the Representative, to furnish promptly to the Representative and to counsel for the Underwriters a signed copy of the Registration Statements as originally filed with the Commission, and of each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

(h)     Delivery of Copies. Upon request of the Representative, to the extent not available on EDGAR, to deliver promptly to the Representative in New York City such number of the following documents as the Representative shall reasonably request: (i) conformed copies of the Registration Statements as originally filed with the Commission (in each case excluding exhibits), (ii) each Preliminary Prospectus, (iii) any Issuer Free Writing Prospectus, (iv) the Prospectus (the delivery of the documents referred to in clauses (i), (ii), (iii) and (iv) of this paragraph (h) to be made not later than 10:00 A.M., New York time, on the business day following the execution and delivery of this Agreement), (v) conformed copies of any amendment to the Registration Statements (excluding exhibits), (vi) any amendment or supplement to the General Disclosure Package or the Prospectus (the delivery of the documents referred to in clauses (v) and (vi) of this paragraph (h) to be made not later than 10:00 A.M., New York City time, on the business day following the date of such amendment or supplement) and (vii) any document incorporated by reference in the General Disclosure Package or the Prospectus (excluding exhibits thereto) (the delivery of the documents referred to in clause (vi) of this paragraph (i) to be made not later than 10:00 A.M., New York City time, on the business day following the date of such document).

(i)     Earnings Statement. To make generally available to its stockholders as soon as practicable, but in any event not later than sixteen (16) months after the effective date of the Registration Statements (as defined in Rule 158(c) of the Rules and Regulations), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158).

(j)     Blue Sky Compliance. To take promptly from time to time such actions as the Representative may reasonably request to qualify the Stock for offering and sale under the securities or Blue Sky laws of such jurisdictions (domestic or foreign) as the Representative may reasonably designate and to continue such qualifications in effect, and to comply with such laws, for so long as required to permit the offer and sale of Stock in such jurisdictions; provided that the Company and its subsidiaries shall not be obligated to (i) qualify as foreign corporations in any jurisdiction in which they are not so qualified, (ii) file a general consent to service of process in any jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(k)     Reports. Upon request, during the period of five (5) years from the date hereof, to deliver to each of the Underwriters, (i) as soon as they are available, copies of all reports or other communications (financial or other) furnished to stockholders, and (ii) as soon as they are available, copies of any reports and financial statements furnished or filed with the Commission or any national securities exchange on which the Stock is listed. However, so long as the Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act and is timely filing reports on EDGAR, it is not required to furnish such reports or statements to the Underwriters.

(l)     Lock-Up. During the period commencing on and including the date hereof and ending on and including the 90th day following the date of this Agreement, (the “Lock-Up Period”) the Company will not, without the prior written consent of the Representative (which consent may be withheld at the sole discretion of the Representative), directly or indirectly offer, sell (including, without limitation, any short sale), assign, transfer, pledge, contract to sell, establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of, or announce the offering of, or file any registration statement under the Securities Act in respect of, any Common Stock, options, rights or warrants to acquire Common Stock or securities exchangeable or exercisable for or convertible into Common Stock (other than as contemplated by this Agreement with respect to the Stock) or publicly announce any intention to do any of the foregoing; provided, however, that the Company may (i) issue Common Stock and options to purchase Common Stock, shares of Common Stock underlying options granted and other securities, each pursuant to any director or employee stock option plan, stock ownership plan or dividend reinvestment plan of the Company in effect on the date hereof and described in the General Disclosure Package; (ii) issue Common Stock pursuant to the conversion of securities or the exercise of warrants, which securities or warrants are outstanding on the date hereof and described in the General Disclosure Package; (iii) adopt a new equity incentive plan, and file a registration statement on Form S-8 under the Securities Act to register the offer and sale of securities to be issued pursuant to such new equity incentive plan, and issue securities pursuant to such new equity incentive plan (including, without limitation, the issuance of shares of Common Stock upon the exercise of options or other securities issued pursuant to such new equity incentive plan), provided that (1) such new equity incentive plan satisfies the transaction requirements of General Instruction A.1 of Form S-8 under the Securities Act and (2) this clause (iii) shall not be available unless each recipient of shares of Common Stock, or securities exchangeable or exercisable for or convertible into Common Stock, pursuant to such new equity incentive plan shall be contractually prohibited from selling, offering, disposing of or otherwise transferring any such shares or securities during the remainder of the Lock-Up Period. The Company will cause each person and entity listed in Schedule D to furnish to the Representative, prior to the Closing Date, a “lock-up” agreement, substantially in the form of Exhibit A hereto. In addition, the Company will direct the transfer agent to place stop transfer restrictions upon any such securities of the Company that are bound by such “lock-up” agreements.

(m)     Delivery of SEC Correspondence. To supply the Underwriters with copies of all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Stock under the Securities Act or any of the Registration Statements, any Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto or document incorporated by reference therein.

(n)     Press Releases. Prior to the Closing Date, not to issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which the Representative is notified), without the prior consent of the Representative, unless in the judgment of the Company and its counsel, and after notification to the Representative, such press release or communication is required by law.

(o)     Compliance with Regulation M. Until the Underwriters shall have notified the Company of the completion of the resale of the Stock, that the Company will not, and will use its reasonable best efforts to cause its affiliated purchasers (as defined in Regulation M under the Exchange Act) not to, either alone or with one or more other persons, bid for or purchase, for any account in which it or any of its affiliated purchasers has a beneficial interest, any Stock, or attempt to induce any person to purchase any Stock; and not to, and to use its reasonable best efforts to cause its affiliated purchasers not to, make bids or purchase for the purpose of creating actual, or apparent, active trading in or of raising the price of the Stock.

(p)     Registrar and Transfer Agent. To continue to maintain, at its expense, a registrar and transfer agent for the Stock.

(q)     Use of Proceeds. To apply the net proceeds from the sale of the Stock as set forth in the Registration Statements, the General Disclosure Package and the Prospectus under the heading “Use of Proceeds,” and except as disclosed in the General Disclosure Package, the Company does not intend to use any of the proceeds from the sale of the Stock hereunder to repay any outstanding debt owed to any affiliate of any Underwriter.

(r)     Exchange Listing. To use its reasonable best efforts to list for quotation the Stock on the Exchange.

(s)     Performance of Covenants and Satisfaction of Conditions. To use its reasonable best efforts to do and perform all things required to be done or performed under this Agreement by the Company prior to each Closing Date and to satisfy all conditions precedent to the delivery of the Firm Stock and the Optional Stock.

5.           Payment of Expenses. The Company agrees to pay, or reimburse if paid by any Underwriter, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated:  (a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Stock and any taxes payable in that connection; (b) the costs incident to the registration of the Stock under the Securities Act; (c) the costs incident to the preparation, printing and distribution of the Registration Statements, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the General Disclosure Package, the Prospectus, any amendments, supplements and exhibits thereto or any documents incorporated by reference therein and the costs of printing, reproducing and distributing, this Agreement and any closing documents by mail, telex or other means of communications; (d) the fees and expenses (including related fees and expenses of counsel for the Underwriters) incurred in connection with securing any required review by FINRA of the terms of the sale of the Stock and any filings made with FINRA; (e) any applicable listing or other fees; (f) the fees and expenses (including related fees and expenses of counsel to the Underwriters) of qualifying the Stock under the securities laws of the several jurisdictions as provided in Section 4(i)(j) and of preparing, printing and distributing wrappers, Blue Sky Memoranda and Legal Investment Surveys; (g) the cost of preparing and printing stock certificates; (h) all fees and expenses of the registrar and transfer agent of the Stock; (i) all expenses to the Underwriters (including the fees, disbursements and expenses of counsel to the Underwriters ) up to an aggregate of $50,000; and (j) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Stock, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the officers of the Company and such consultants, including the cost of any aircraft chartered in connection with the road show; provided that, except to the extent otherwise provided in this Section 5 and in Sections 9 and 10, the Underwriters shall pay their own costs and expenses, including the fees and expenses of their counsel not contemplated herein, any transfer taxes on the resale of any Stock by them and the expenses of advertising any offering of the Stock made by the Underwriters.

6.          Conditions of Underwriters’ Obligations.The respective obligations of the several Underwriters hereunder are subject to the accuracy, when made and as of the Applicable Time and on the Closing Date, of the representations and warranties of the Company contained herein, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

(a)     Registration Compliance; No Stop Orders. The Registration Statements have become effective under the Securities Act, and no stop order suspending the effectiveness of the Registration Statements or any part thereof, preventing or suspending the use of any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus or any part thereof shall have been issued and no proceedings for that purpose or pursuant to Section 8A under the Securities Act shall have been initiated or threatened by the Commission, and all requests for additional information on the part of the Commission (to be included or incorporated by reference in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Representative; the Rule 462(b) Registration Statement, if any, each Issuer Free Writing Prospectus and the Prospectus shall have been filed with, the Commission within the applicable time period prescribed for such filing by, and in compliance with, the Rules and Regulations and in accordance with Section 4(i)(a), and the Rule 462(b) Registration Statement, if any, shall have become effective immediately upon its filing with the Commission; and FINRA shall have raised no unresolved objection to the fairness and reasonableness of the terms of this Agreement or the transactions contemplated hereby.

(b)     No Material Misstatements. None of the Underwriters shall have discovered and disclosed to the Company on or prior to such Closing Date that the Registration Statements or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Underwriters, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the General Disclosure Package, any Issuer Free Writing Prospectus or the Prospectus or any amendment or supplement thereto contains an untrue statement of fact which, in the opinion of such counsel, is material or omits to state any fact which, in the opinion of such counsel, is material and is necessary in order to make the statements, in the light of the circumstances in which they were made, not misleading.

(c)     Corporate Proceedings. All corporate proceedings incident to the authorization, form and validity of each of this Agreement, the Stock, the Registration Statements, the General Disclosure Package, each Issuer Free Writing Prospectus and the Prospectus and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(d)     Opinion and 10b-5 Statement of Counsel for the Company. Goodwin Procter LLP shall have furnished to the Representative such counsel’s written opinion and 10b-5 Statement, as counsel to the Company, addressed to the Underwriters and dated such Closing Date, in form and substance reasonably satisfactory to the Representative.

(e)     Opinion and 10b-5 Statement of Intellectual Property Counsel for the Company.   Each of Venable LLP, Shay Glenn LLP and Law Offices of Albert Wai-Kit Chan PLLC, shall have furnished to the Representative such counsel’s written opinion, as intellectual property counsel to the Company, addressed to the Underwriters and dated such Closing Date, in form and substance reasonably satisfactory to the Representative.

(f)     Opinion and 10b-5 Statement of Counsel for the Underwriters. The Representative shall have received from Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., counsel for the Underwriters, such opinion or opinions and 10b-5 Statement, dated such Closing Date, with respect to such matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents as they request for enabling them to pass upon such matters.

(g)     Comfort Letter. At the time of the execution of this Agreement, the Representative shall have received from BPM LLP, a letter, addressed to the Underwriters, executed and dated such date, in form and substance satisfactory to the Representative (i) confirming that they are an independent registered accounting firm with respect to the Company and its subsidiaries within the meaning of the Securities Act and the Rules and Regulations and PCAOB and (ii) stating the conclusions and findings of such firm, of the type ordinarily included in accountants’ “comfort letters” to underwriters, with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statements, the General Disclosure Package and the Prospectus.

(h)     Bring Down Comfort. On the effective date of any post-effective amendment to the Registration Statements and on such Closing Date, the Representative shall have received a letter (the “bring-down letter”) from BPM LLP, addressed to the Underwriters and dated such Closing Date confirming, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the General Disclosure Package and the Prospectus, as the case may be, as of a date not more than three (3) business days prior to the date of the bring-down letter), the conclusions and findings of such firm, of the type ordinarily included in accountants’ “comfort letters” to underwriters, with respect to the financial information and other matters covered by its letter delivered to the Representative concurrently with the execution of this Agreement pursuant to paragraph (g) of this Section 6.

(i)     Officer’s Certificate. The Company shall have furnished to the Representative a certificate, dated such Closing Date, of its Chief Executive Officer and its Chief Financial Officer stating in their respective capacities as officers of the Company on behalf of the Company and each of its subsidiaries that (i) no stop order suspending the effectiveness of the Registration Statements (including, for avoidance of doubt, any Rule 462(b) Registration Statement), or any post-effective amendment thereto, shall be in effect and no proceedings for such purpose shall have been instituted or, to their knowledge, threatened by the Commission, (ii) for the period from and including the date of this Agreement through and including such Closing Date, there has not occurred any Material Adverse Effect, (iii) to their knowledge, after reasonable investigation, as of such Closing Date, the representations and warranties of the Company and its subsidiaries in this Agreement are true and correct and the Company and subsidiaries have complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date, and (iv) there has not been, subsequent to the date of the most recent audited financial statements included or incorporated by reference in the General Disclosure Package, any Material Adverse Effect in the financial position or results of operations of the Company, or any change or development that, singularly or in the aggregate, would reasonably be expected to involve a Material Adverse Effect, except as set forth in the General Disclosure Package and the Prospectus.

(j)     No Material Adverse Effect. Since the date of the latest audited financial statements included in the General Disclosure Package or incorporated by reference in the General Disclosure Package as of the date hereof, (i) neither the Company nor any of its subsidiaries shall have sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the General Disclosure Package, and (ii) there shall not have been any change in the capital stock (other than stock option and warrant exercise and stock repurchases in the ordinary course of business) or long-term debt of the Company or any of its subsidiaries, or any change, or any development involving a prospective change, in or affecting the business, general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, otherwise than as set forth in the General Disclosure Package, the effect of which, in any such case described in clause (i) or (ii) of this paragraph (j), is, in the judgment of the Representative, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Stock on the terms and in the manner contemplated in the General Disclosure Package.

(k)     No Legal Impediment to Issuance. No action shall have been taken and no law, statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental or regulatory agency or body which would prevent the issuance or sale of the Stock; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued which would prevent the issuance or sale of the Stock or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company.

(l)     No Downgrade. Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the Company’s corporate credit rating or the rating accorded the Company’s debt securities by any “nationally recognized statistical rating organization,” as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations and (ii) no such organization shall have publicly announced that it has under surveillance or review (other than an announcement with positive implications of a possible upgrading), the Company’s corporate credit rating or the rating of any of the Company’s debt securities.

(m)     Market Conditions. Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in any of the Company’s securities shall have been suspended or materially limited by the Commission or the Exchange, or trading in securities generally on the New York Stock Exchange, Nasdaq Global Select Market, Nasdaq Global Market, Nasdaq Capital Market or the NYSE American or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or materially limited, or minimum or maximum prices or maximum range for prices shall have been established on any such exchange or such market by the Commission, by such exchange or market or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, (iii) the United States shall have become engaged in hostilities, or the subject of an act of terrorism, or there shall have been an outbreak of or escalation in hostilities involving the United States, or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Representative, impracticable or inadvisable to proceed with the sale or delivery of the Stock on the terms and in the manner contemplated in the General Disclosure Package and the Prospectus.

(n)     Exchange Listing. The Company shall have filed a Notification: Listing of Additional Shares form with the Exchange and shall have received no objection thereto from the Exchange.

(o)     Good Standing. The Representative shall have received on and as of such Closing Date satisfactory evidence of the good standing of the Company and its subsidiaries in their respective jurisdictions of organization and their good standing as foreign entities in such other jurisdictions as the Representative may reasonably request, in each case in writing or any standard form of telecommunication from the appropriate Governmental Authorities of such jurisdictions.

(p)     Lock Up Agreements. The Representative shall have received the written agreements, substantially in the form of Exhibit I hereto, of the officers, directors, stockholders, optionholders and warrantholders of the Company listed in Schedule D to this Agreement.

(q)     Secretary’s Certificate. The Company shall have furnished to the Representative a Secretary’s Certificate of the Company, in form and substance reasonably satisfactory to counsel for the Underwriters and customary for the type of offering contemplated by this Agreement.

(r)     Additional Document. On or prior to such Closing Date, the Company shall have furnished to the Representative such further certificates and documents as the Representative may reasonably request.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

7.            Indemnification and Contribution.

(a)     Indemnification of Underwriters by the Company. The Company shall indemnify and hold harmless:

each Underwriter, its affiliates, directors, officers, managers, members, employees, representatives and agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively the “Underwriter Indemnified Parties,” and each an “Underwriter Indemnified Party”) against any loss, claim, damage, expense or liability whatsoever (or any action, investigation or proceeding in respect thereof), joint or several, to which such Underwriter Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, expense, liability, action, investigation or proceeding arises out of or is based upon (A) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Registration Statements, the Prospectus, or in any amendment or supplement thereto or documents incorporated by reference therein or in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Common Stock, including any roadshow or investor presentations made to investors by the Company (whether in person or electronically) (“Marketing Materials”) or (B) the omission or alleged omission to state in any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Registration Statements or the Prospectus, or in any amendment or supplement thereto or incorporated by reference therein, or in any Marketing Materials, a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and shall reimburse each Underwriter Indemnified Party promptly upon demand for any legal fees or other expenses reasonably incurred by that Underwriter Indemnified Party in connection with investigating, or preparing to defend, or defending against, or appearing as a third party witness in respect of, or otherwise incurred in connection with, any such loss, claim, damage, expense, liability, action, investigation or proceeding, as such fees and expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, expense or liability arises out of or is based upon an untrue statement or alleged untrue statement in, or omission or alleged omission from any Preliminary Prospectus, the Registration Statements or the Prospectus, or any such amendment or supplement thereto, any Issuer Free Writing Prospectus or any Marketing Materials made in reliance upon and in conformity with written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for use therein, which information the parties hereto agree is limited to the Underwriter’s Information.

The indemnity agreement in this Section 7(a) is not exclusive and is in addition to each other indemnity agreement in this Section 7(a) and each other liability which the Company might have under this Agreement or otherwise, and shall not limit any rights or remedies which may otherwise be available under this Agreement, at law or in equity to any Underwriter Indemnified Party.

(b)     Indemnification of Company by the Underwriters. Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company and its directors, its officers who signed the Registration Statements and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively the “Company Indemnified Parties” and each a “Company Indemnified Party”) against any loss, claim, damage, expense or liability whatsoever (or any action, investigation or proceeding in respect thereof), joint or several, to which such Company Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, expense, liability, action, investigation or proceeding arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Registration Statements or the Prospectus, or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Registration Statements or the Prospectus, or in any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through the Representative by or on behalf of that Underwriter specifically for use therein, which information the parties hereto agree is limited to the Underwriter’s Information, and shall reimburse the Company Indemnified Parties for any legal or other expenses reasonably incurred by such party in connection with investigating or preparing to defend or defending against or appearing as third party witness in connection with any such loss, claim, damage, liability, action, investigation or proceeding, as such fees and expenses are incurred. This indemnity agreement is not exclusive and will be in addition to any liability which the Underwriters might otherwise have and shall not limit any rights or remedies which may otherwise be available under this Agreement, at law or in equity to the Company Indemnified Parties.

(c)     Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 7, notify such indemnifying party in writing of the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent it has been materially prejudiced by such failure; and, provided, further, that the failure to notify an indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7. If any such action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense of such action with counsel reasonably satisfactory to the indemnified party (which counsel shall not, except with the written consent of the indemnified party, be counsel to the indemnifying party). After notice from the indemnifying party to the indemnified party of its election to assume the defense of such action, except as provided herein, the indemnifying party shall not be liable to the indemnified party under Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense of such action other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense of such action but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized in writing by the Company in the case of a claim for indemnification under Section 7(a) or the Representative in the case of a claim for indemnification under Section 7(b), (ii) such indemnified party shall have been advised by its counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party, or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party within a reasonable period of time after notice of the commencement of the action or the indemnifying party does not diligently defend the action after assumption of the defense, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of (or, in the case of a failure to diligently defend the action after assumption of the defense, to continue to defend) such action on behalf of such indemnified party and the indemnifying party shall be responsible for legal or other expenses subsequently incurred by such indemnified party in connection with the defense of such action; provided, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties (in addition to any local counsel), which firm shall be designated in writing by the Representative if the indemnified parties under this Section 7 consist of any Underwriter Indemnified Party or by the Company if the indemnified parties under this Section 7 consist of any Company Indemnified Parties. Subject to this Section 7(c), the amount payable by an indemnifying party under Section 7 shall include, but not be limited to, (x) reasonable and documented legal fees and expenses of counsel to the indemnified party and any other expenses in investigating, or preparing to defend or defending against, or appearing as a third party witness in respect of, or otherwise incurred in connection with, any action, investigation, proceeding or claim, and (y) all amounts paid in settlement of any of the foregoing. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of judgment with respect to any pending or threatened action or any claim whatsoever, in respect of which indemnification or contribution could be sought under this Section 7 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party in form and substance reasonably satisfactory to such indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party. Subject to the provisions of the following sentence, no indemnifying party shall be liable for settlement of any pending or threatened action or any claim whatsoever that is effected without its written consent (which consent shall not be unreasonably withheld or delayed), but if settled with its written consent, if its consent has been unreasonably withheld or delayed or if there be a judgment for the plaintiff in any such matter, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. In addition, if at any time an indemnified party shall have requested that an indemnifying party reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 7(a) effected without its written consent if (i) such settlement is entered into more than forty-five (45) days after receipt by such indemnifying party of the request for reimbursement, (ii) such indemnifying party shall have received notice of the terms of such settlement at least thirty (30) days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

(d)     If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under Section 7(a) or 7(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid, payable or otherwise incurred by such indemnified party as a result of such loss, claim, damage, expense or liability (or any action, investigation or proceeding in respect thereof), as incurred, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Stock, or (ii) if the allocation provided by clause (i) of this Section 7(d) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) of this Section 7(d) but also the relative fault of the Company on the one hand and the Underwriters on the other with respect to the statements, omissions, acts or failures to act which resulted in such loss, claim, damage, expense or liability (or any action, investigation or proceeding in respect thereof) as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Stock purchased under this Agreement (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Stock purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement, omission, act or failure to act; provided that the parties hereto agree that the written information furnished to the Company through the Representative by or on behalf of the Underwriters for use in the Preliminary Prospectus, the Registration Statements or the Prospectus, or in any amendment or supplement thereto, consists solely of the Underwriter’s Information.

(e)     The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to Section 7(d) above were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to Section 7(d) above. The amount paid or payable by an indemnified party as a result of the loss, claim, damage, expense, liability, action, investigation or proceeding referred to in Section 7(d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing to defend or defending against or appearing as a third party witness in respect of, or otherwise incurred in connection with, any such loss, claim, damage, expense, liability, action, investigation or proceeding. Notwithstanding the provisions of this Section 7, no Underwriters shall be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Stock exceeds the amount of any damages which the Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement, omission or alleged omission, act or alleged act or failure to act or alleged failure to act. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute as provided in this Section 7 are several in proportion to their respective underwriting obligations and not joint.

8.     Termination. The obligations of the Underwriters hereunder may be terminated by the Representative, in its absolute discretion by notice given to the Company prior to delivery of and payment for the Firm Stock if, prior to that time, any of the events described in Sections 6(j), 6(l) or 6(m) have occurred or if the Underwriters shall decline to purchase the Stock for any reason permitted under this Agreement.

9.     Reimbursement of Underwriters’ Expenses. Notwithstanding anything to the contrary in this Agreement, if (a) this Agreement shall have been terminated pursuant to Section 8 or 10, (b) the Company shall fail to tender the Stock for delivery to the Underwriters for any reason not permitted under this Agreement, (c) the Underwriters shall decline to purchase the Stock for any reason permitted under this Agreement or (d) the sale of the Stock is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of the refusal, inability or failure on the part of the Company to perform any agreement herein or to satisfy any condition or to comply with the provisions hereof, then in addition to the payment of amounts in accordance with Section 5, the Company shall reimburse the Underwriters for the reasonable fees and expenses of Underwriters’ counsel and for such other out-of-pocket expenses as shall have been reasonably incurred by them in connection with this Agreement and the proposed purchase of the Stock, including, without limitation, travel and lodging expenses of the Underwriters, and upon demand the Company shall pay the full amount thereof to the Representative; provided that if this Agreement is terminated pursuant to Section 10 by reason of the default of one or more Underwriters, the Company shall not be obligated to reimburse any defaulting Underwriter on account of expenses to the extent incurred by such defaulting Underwriter provided further that the foregoing shall not limit any reimbursement obligation of the Company to any non-defaulting Underwriter under this Section 9.

10.     Substitution of Underwriters. If any Underwriter or Underwriters shall default in its or their obligations to purchase shares of Stock hereunder on any Closing Date and the aggregate number of shares which such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed ten percent (10%) of the total number of shares to be purchased by all Underwriters on such Closing Date, the other Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the shares which such defaulting Underwriter or Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters shall so default and the aggregate number of shares with respect to which such default or defaults occur is more than ten percent (10%) of the total number of shares to be purchased by all Underwriters on such Closing Date and arrangements satisfactory to the Representative and the Company for the purchase of such shares by other persons are not made within forty-eight (48) hours after such default, this Agreement shall terminate.

If the remaining Underwriters or substituted Underwriters are required hereby or agree to take up all or part of the shares of Stock of a defaulting Underwriter or Underwriters on such Closing Date as provided in this Section 10, (i) the Company shall have the right to postpone such Closing Date for a period of not more than five (5) full business days in order that the Company may effect whatever changes may thereby be made necessary in the Registration Statements or the Prospectus, or in any other documents or arrangements, and the Company agrees promptly to file any amendments to the Registration Statements or supplements to the Prospectus which may thereby be made necessary, and (ii) the respective numbers of shares to be purchased by the remaining Underwriters or substituted Underwriters shall be taken as the basis of their underwriting obligation for all purposes of this Agreement. Nothing herein contained shall relieve any defaulting Underwriter of its liability to the Company or the other Underwriters for damages occasioned by its default hereunder. Any termination of this Agreement pursuant to this Section 10 shall be without liability on the part of any non-defaulting Underwriter or the Company, except that the representations, warranties, covenants, indemnities, agreements and other statements set forth in Section 2, the obligations with respect to expenses to be paid or reimbursed pursuant to Sections 5 and 9 and the provisions of Section 7 and Sections 11 through 21, inclusive, shall not terminate and shall remain in full force and effect.

11.         Absence of Fiduciary Relationship. The Company acknowledges and agrees that:

(a)      each Underwriter’s responsibility to the Company is solely contractual in nature, the Representative has been retained solely to act as underwriter in connection with the sale of the Stock and no fiduciary, advisory or agency relationship between the Company and the Representative has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether the Representative has advised or is advising the Company on other matters;

(b)      the price of the Stock set forth in this Agreement was established by the Company following discussions and arms-length negotiations with the Representative, and the Company is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement;

(c)      it has been advised that the Representative and its affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that the Representative has no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; and

(d)      it waives, to the fullest extent permitted by law, any claims it may have against the Representative for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Representative shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including stockholders, employees or creditors of the Company.

12.         Successors; Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the several Underwriters, the Company and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, other than the persons mentioned in the preceding sentence, any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; except that the representations, warranties, covenants, agreements and indemnities of the Company contained in this Agreement shall also be for the benefit of the Underwriter Indemnified Parties, and the indemnities of the several Underwriters shall be for the benefit of the Company Indemnified Parties. It is understood that each Underwriter’s responsibility to the Company is solely contractual in nature and the Underwriters do not owe the Company, or any other party, any fiduciary duty as a result of this Agreement. No purchaser of any of the Stock from any Underwriter shall be deemed to be a successor or assign by reason merely of such purchase.

13.         Survival of Indemnities, Representations, Warranties, etc. The respective indemnities, covenants, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by them respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Company or any person controlling any of them and shall survive delivery of and payment for the Stock. Notwithstanding any termination of this Agreement, including without limitation any termination pursuant to Section 8 or Section 10, the indemnities, covenants, agreements, representations, warranties and other statements forth in Sections 2, 5, 7 and 9 and Sections 11 through 21, inclusive, of this Agreement shall not terminate and shall remain in full force and effect at all times.

14.         Notices. All statements, requests, notices and agreements hereunder shall be in writing, and:

(f)     if to the Underwriters, shall be delivered or sent by mail, telex, facsimile transmission or email to Cowen and Company, LLC, Attention: Head of Equity Capital Markets, Fax: 646-562-1249 with a copy to the General Counsel, Fax: 646-562-1124;

(g)     if to the Company shall be delivered or sent by mail, telex, facsimile transmission or email to Viveve Medical, Inc., 150 Commercial Street, Sunnyvale, CA 94086, Attention: Scott Durbin, Fax: 408-530-1919, email: sdurbin@viveve.com, with a copy to Goodwin Procter LLP, Three Embarcadero Center, 28th Floor, San Francisco, California 94111, Attention: Mitchell S. Bloom, Esq.; Bradley A. Bugdanowitz, Esq., Fax: 415-677-9041, email: mbloom@goodwinlaw.com; bbugdanowitz@goodwinlaw.com;

provided, however, that any notice to an Underwriter pursuant to Section 7 shall be delivered or sent by mail, or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Representative, which address will be supplied to any other party hereto by the Representative upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

15.        Definition of Certain Terms. For purposes of this Agreement, (a) “affiliate” has the meaning set forth in Rule 405 under the Securities Act, (b) “business day” means any day on which the New York Stock Exchange, Inc. is open for trading and (c) “subsidiary” has the meaning set forth in Rule 405 of the Rules and Regulations.

16.        Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, including without limitation Section 5-1401 of the New York General Obligations. The Company irrevocably (a) submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York for the purpose of any suit, action or other proceeding arising out of this Agreement or the transactions contemplated by this Agreement, the Registration Statements and any Preliminary Prospectus or the Prospectus, (b) agrees that all claims in respect of any such suit, action or proceeding may be heard and determined by any such court, (c) waives to the fullest extent permitted by applicable law, any immunity from the jurisdiction of any such court or from any legal process, (d) agrees not to commence any such suit, action or proceeding other than in such courts, and (e) waives, to the fullest extent permitted by applicable law, any claim that any such suit, action or proceeding is brought in an inconvenient forum.

17.        Underwriters’ Information. The parties hereto acknowledge and agree that, for all purposes of this Agreement, the Underwriters’ Information consists solely of the following information in the Prospectus: (i) the last paragraph on the front cover page concerning the terms of the offering by the Underwriters; and (ii) the statements concerning the Underwriters contained in the fourth, eighth, ninth, tenth and twelfth paragraphs under the heading “Underwriting.”

18.        Authority of the Representative. In connection with this Agreement, the Representative will act for and on behalf of the several Underwriters, and any action taken under this Agreement by the Representative, will be binding on all the Underwriters.

19.        Partial Unenforceability. The invalidity or unenforceability of any section, paragraph, clause or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph, clause or provision hereof. If any section, paragraph, clause or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

20.        General. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another. The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement. This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company and the Representative.

21.        Counterparts. This Agreement may be signed in any number of counterparts, including by facsimile or other electronic transmission, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

If the foregoing is in accordance with your understanding please indicate your acceptance of this Agreement by signing in the space provided for that purpose below.

Very truly yours, VIVEVE MEDICAL, INC. By: /s/ Scott Durbin Name: Scott Durbin Title: Chief Executive Officer

Accepted as of
the date first above written:

Cowen and Company, LLC

Acting on its own behalf
and as Representative of several
Underwriters listed on Schedule A to this Agreement.

By: Cowen and Company, LLC

By: /s/ Rob Weir
Name: Rob Weir
Title: Managing Director

SCHEDULE A

Name	Number of Shares of Firm Stock to be Purchased	Number of Shares of Optional Stock to be Purchased

Cowen and Company, LLC	9,333,334	1,399,999
Raymond James & Associates, Inc.	2,000,000	300,000
Mizuho Securities USA LLC	2,000,000	300,000

Total	13,333,334	1,999,999

SCHEDULE B

Pricing Information

Firm Stock to be Sold: 13,333,334 shares

Offering Price: $1.50 per share

Underwriting Discounts and Commissions: 6.00%

Estimated Net Proceeds to the Company (after underwriting discounts and commissions, but before transaction expenses): $18,800,001

SCHEDULE C

General Use Free Writing Prospectuses

None

SCHEDULE D

List of lock-up parties

Patricia Scheller

Scott Durbin

James Atkinson

Daniel Janney

Steven Basta

Debora Jorn

Arlene M. Morris

Karen Zaderej

Jim Robbins

Alta BioEquities, L.P.

EXHIBIT A

Form of Lock-up Agreement

_______________, 2018

Cowen and Company, LLC

599 Lexington Avenue

New York, New York 10022

Re: Viveve Medical, Inc. – Registration Statement on Form S-3 for Shares of Common Stock

Dear Sir or Madam:

This Letter Agreement (this “Agreement”) is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”) by and between Viveve Medical, Inc., a Delaware corporation (the “Company”) and Cowen and Company, LLC (“Cowen”) as representative (the “Representative”) of a group of underwriters (collectively, the “Underwriters”), to be named therein, relating to the proposed public offering of shares of the common stock (the “Offering”), par value $0.0001 per share (the “Common Stock”) of the Company.

In order to induce you and the other Underwriters to enter into the Underwriting Agreement, and in light of the benefits that the offering of the Common Stock will confer upon the undersigned in its capacity as a securityholder and/or an officer, director or employee of the Company, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each Underwriter that, during the period beginning on the date hereof through and including the date that is the 90th day after the date of the Underwriting Agreement (the “Lock-Up Period”), the undersigned will not, without the prior written consent of Cowen directly or indirectly, (i) offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, or announce the intention to otherwise dispose of, any shares of Common Stock (including, without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations promulgated under the Securities Act of 1933, as amended (such shares, the “Beneficially Owned Shares,” and such act, the “Securities Act”)) or securities convertible into or exercisable or exchangeable for Common Stock, (ii) enter into any swap, hedge or similar agreement or arrangement that transfers in whole or in part, the economic risk of ownership of the Beneficially Owned Shares or securities convertible into or exercisable or exchangeable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or (iii) engage in any short selling of the Common Stock or securities convertible into or exercisable or exchangeable for Common Stock.

The restrictions set forth in the preceding paragraphs shall not apply to:

(1)     securities acquired in the Offering or acquired pursuant to open market transactions subsequent to the date of this Agreement: provided that, the undersigned shall not be required by law (including without limitation the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to make, and shall agree to not voluntarily make, any filing or public announcement of the disposition prior to the expiration of the Lock-Up Period, other than filings on any required Form 4, Form 5, Schedule 13G (or 13G/A) or 13F filings,

(2)     if the undersigned is a natural person, any transfers made by the undersigned (a) as a bona fide gift to any member of the immediate family (as defined below) of the undersigned or to a trust the beneficiaries of which are exclusively the undersigned or members of the undersigned’s immediate family, (b) by will or intestate succession upon the death of the undersigned or (c) as a bona fide gift to a charity or educational institution,

(3)     if the undersigned is a corporation, partnership, limited liability company or other business entity, any transfers to any stockholder, partner or member of, or owner of a similar equity interest in, the undersigned, as the case may be, if, in any such case, such transfer is not for value,

(4)     if the undersigned is a trust, distributions of shares of Common Stock or any security directly or indirectly convertible into Common Stock to its beneficiaries in a transaction not involving a disposition of value, provided that no filing by the transferor or transferee under the Exchange Act, or other public announcement shall be required or shall be made voluntarily in connection with such distribution until after the expiration of the Lock-Up Period),

(5)     if the undersigned is a corporation, partnership, limited liability company or other business entity, any transfer made by the undersigned (a) in connection with the sale or other bona fide transfer in a single transaction of all or substantially all of the undersigned’s capital stock, partnership interests, membership interests or other similar equity interests, as the case may be, or all or substantially all of the undersigned’s assets, in any such case not undertaken for the purpose of avoiding the restrictions imposed by this Agreement or (b) to another corporation, partnership, limited liability company or other business entity so long as the transferee is an affiliate (as defined below) of the undersigned and such transfer is not for value,

(6)     transfers to the Company pursuant to agreements that are in effect as of the date hereof under which the Company has the option to repurchase such shares or securities upon termination of the undersigned; provided that if the undersigned is required to file a report under the Exchange Act, or any other public announcement, reporting such repurchase, the undersigned shall include a statement in such report to the effect that such repurchase was made under terms of the Company’s repurchase rights upon termination of the undersigned,

(7)     to any transfers of Common Stock solely in connection with (a) the exercise of any equity awards outstanding on the date of the Underwriting Agreement granted pursuant to the Company’s equity plans, including any “cashless” exercise thereof, provided that any shares of Common Stock received upon such exercise shall be subject to the restrictions provided for in this Agreement, or (b) the surrender or forfeiture to the Company of shares of Common Stock to the Company in partial or full settlement of any withholding tax obligation of the undersigned accruing upon the exercise or vesting of any equity award outstanding on the date of the Underwriting Agreement granted pursuant to the Company’s equity plans,

(8)     the establishment of a trading plan that satisfies the requirements of Rule 10b5-1 under the Exchange Act for the transfer of shares of Common Stock, provided that there will be no transfer of shares of the undersigned’s Common Stock during the Lock-Up Period referred to above and such a plan may only be established if no public announcement of the establishment or existence thereof and no filing with the Securities and Exchange Commission (the “SEC”) or other regulatory authority in respect thereof or transactions thereunder or contemplated thereby, by the undersigned, the Company or any other person, shall be required, and no such announcement or filing is made voluntarily, by the undersigned, the Company or any other person during the Lock-Up Period,

(9)     the transfer of Common Stock (or any security convertible into or exercisable or exchangeable for Common Stock) pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction made to all holders of Common Stock involving a change of control of the Company (including, without limitation, the entry into any lock-up, voting or similar agreement pursuant to which the undersigned may agree to transfer, sell, tender or otherwise dispose of Common Stock or other such securities in favor of any such transaction, or vote any securities in favor of such transaction); provided that in the event that the tender offer, merger, consolidation or other such transaction is not completed, the Common Stock owned by the undersigned shall remain subject to the restrictions contained in this Agreement. For purposes of this Agreement, “change of control” shall mean the consummation of (1) any bona fide third-party tender offer approved by the board of directors of the Company, for any and all of the Company’s outstanding voting securities or (2) any merger, consolidation or other similar transaction, in one transaction or a series of related transactions, in each case, approved by the board of directors of the Company and the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, other than the Company, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of 90% of the outstanding voting securities of the Company, or

(10)     transfers to an underwriter pursuant to the Underwriting Agreement;

provided, however, that in the case of any transfer described in clause (2), (3), (4), (5) or (9) above, it shall be a condition to the transfer that (A) the transferee executes and delivers to the Representative acting on behalf of the Underwriters, not later than one business day prior to such transfer, a written agreement, in substantially the form of this Agreement (it being understood that any references to “immediate family” in the agreement executed by such transferee shall expressly refer only to the immediate family of the undersigned and not to the immediate family of the transferee) and otherwise satisfactory in form and substance to the Representative, and (B) in the case of any transfer described in clause (2), (3), (4) or (5) above,  if the undersigned is required to file a report under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of shares of Common Stock or Beneficially Owned Shares or any securities convertible into or exercisable or exchangeable for Common Stock or Beneficially Owned Shares during the Lock-Up Period, the undersigned shall include a statement in such report to the effect that, (A) in the case of any transfer pursuant to clause (2) above, such transfer is being made as a gift or by will or intestate succession, (B) in the case of any transfer pursuant to clause (3) above, such transfer is being made to a stockholder, partner or member of, or owner of a similar equity interest in, the undersigned and is not a transfer for value and (C) in the case of any transfer pursuant to clause (5) above, such transfer is being made either (a) in connection with the sale or other bona fide transfer in a single transaction of all or substantially all of the undersigned’s capital stock, partnership interests, membership interests or other similar equity interests, as the case may be, or all or substantially all of the undersigned’s assets or (b) to another corporation, partnership, limited liability company or other business entity that is an affiliate of the undersigned and such transfer is not for value. For purposes of this paragraph, “immediate family” shall mean a spouse, former spouse, child, grandchild or other lineal descendant (including by adoption), father, mother, brother or sister of the undersigned; and “affiliate” shall have the meaning set forth in Rule 405 under the Securities Act.

For the avoidance of doubt, nothing in this Agreement prohibits the undersigned from exercising any options or warrants to purchase Common Stock (which exercises may be effected on a cashless basis to the extent the instruments representing such options or warrants permit exercises on a cashless basis), it being understood that any Common Stock issued upon any such exercise will be subject to the restrictions of this Agreement.

In order to enable this covenant to be enforced, the undersigned hereby consents to the placing of legends or stop transfer instructions with the Company’s transfer agent with respect to any Common Stock or securities convertible into or exercisable or exchangeable for Common Stock.

The undersigned further agrees that it will not, during the Lock-Up Period, make any demand or request for or exercise any right with respect to the registration under the Securities Act of any shares of Common Stock or other Beneficially Owned Shares or any securities convertible into or exercisable or exchangeable for Common Stock or other Beneficially Owned Shares.

This Agreement and all authority herein conferred are irrevocable and shall survive the death or incapacity of the undersigned and shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement has been duly authorized (if the undersigned is not a natural person), executed and delivered by the undersigned and is a valid and binding agreement of the undersigned. This Agreement and all authority herein conferred are irrevocable and shall survive the death or incapacity of the undersigned (if a natural person) and shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in such state.

If (i) the Company notifies Cowen or Cowen notifies the Company, in writing that it does not intend to proceed with the Offering, (ii) the Underwriting Agreement is not executed by February 28, 2019, (iii) the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated for any reason prior to payment for and delivery of any Common Stock to be sold thereunder or (iv) the registration statement filed with the SEC with respect to the Offering is withdrawn, then this Agreement shall immediately be terminated and the undersigned shall automatically be released from all of his or her obligations under this Agreement. The undersigned acknowledges and agrees that whether or not any public offering of Common Stock actually occurs depends on a number of factors, including market conditions.

[Signature page follows]

Very truly yours,

_______________________________

(Name of Stockholder - Please Print)

_______________________________

(Signature)

_______________________________

(Name of Signatory if Stockholder is an entity - Please Print)

_______________________________

(Title of Signatory if Stockholder is an entity - Please Print)

Address:    _______________________________

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